Exhibit 99.2

NASDAQ: SNOA SONOMA PHARMACEUTICALS FOURTH QUARTER FY2018 RESULTS June 13, 2018

NASDAQ: SNOA Page Agenda 2 Welcome / Introduction March 31, 2018 Highlights Financial Review Q+A Jim Schutz Bob Miller

NASDAQ: SNOA Page Forward - Looking Statement Except for historical information herein, matters set forth in this presentation are forward - looking within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc. and its subsidiaries (the “Company”). These forward - looking statements are identified by the use of words such as “believe,” “achieve,” and “strive,” among others. Forward - looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, protection offered by the Company’s patents and patent applications may be challenged, invalidated or circumvented by its competitors, the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward - looking statements, except as required by law. 3

NASDAQ: SNOA Page Results from the Year Ending 31 Mar 2018 4 Revenue = $ 16.7M +30 % over FY 2017 Gross U.S. dermatology revenue +85% Net. U.S. dermatology revenue + 40% International revenue + 36% U.S. product revenue + 27% Cash on Hand 3/31/18 = $10.1M

NASDAQ: SNOA Page Milestones Achieved in the year ended 31 Mar 2018  March 2018 – FDA approval to add antimicrobial indication to Acuicyn  January 2018 - Three UAE approvals for blepharitis, chronic rhinosinusitis and oral care  Nov + Dec 2017 - Three FDA approvals to expand indications to add antimicrobial language  October 2017 - Seven Brazilian dermatology approvals 5  September 2017 - Launched Loyon , indicated for scaling and erythema for various dermatoses  June 2017 - Two Singapore dermatology approvals  April 2017 - Hired 13 additional sales reps, totaling 28 reps and 6 managers  April 2017 - Two UAE dermatology approvals  March 2017 - FDA approval for Loyon  March 2017 - Received $19.5M payment from LatAm partner

NASDAQ: SNOA Page U.SK, a division of NC Group: • Largest pharma company in Brazil with more than $3B in annual revenues • 3 rd largest pharma company in Latin America • 7,000 employees • 70+ dermatology sales reps covering 7,000 dermatologists in Brazil Brazil: 3 rd largest market for beauty products, after the US and Japan 2 nd largest market for plastic surgery and dermatology procedures, after the US 6 U.SK/NC Group and SNOA Partnership: Term: 5 years, automatic right to renew Territory: Brazil Markets: Dermatology Products: Acne, Atopic Dermatitis, Scar Management and Post - Laser Procedures Financial Terms: Not disclosed

Comparison of March YTD 2018 to March YTD 2017 7 * dollars in thousands, unaudited Year Ended Year Ended March 31, 2017 ®¬ - Mar - 18 Amount $ Change ¸ Total net revenue $ 16,658 $12,825 $ 3,833   Product revenue $ 15,663 $11,957 $ 3,706 31  International revenue $ 7,291 $5,377 $1,914 36  US product revenue $ 8,372 $6,580 $ 1,792 27  Dermatology, gross revenue $ 14,910 $ 8,080 $6,830 85  Dermatology, net revenue $ 5,803 $ 4,134 $ 1,699 40  as % of gross 39  51  Cash operating expenses $ 18,957 $16,605 $ 2,352   Net loss less non - cash expenses $ 11,199 $10,483 $716 7  (EBITDA) Cash position $10,066 $17,461 - $7,395 § ¯ ¸

Comparison of QE March 2018 to QE March 2017 8 * dollars in thousands, unaudited QTR Ended QTR Ended March 31, 2017 ®¬ - Mar - 18 Amount $ Change ¸ Total net revenue $3,655 $4,029 - $374    Product revenue $3,269 $3,799 - $530    International product revenue $1,907 $1,960 - $53    US revenue $1,362 $1,839 - $477  26  Dermatology, factory units, sold 11,729 12,209      Dermatology, prescriptions filled 17,195 13,794 3,401   Dermatology, gross revenue $ 2,816 $2,298 $ 518   Dermatology, net revenue $ 779 $ 1,151 - $ 372  32  as % of gross 28  50  Cash operating expenses $5,149 $4,485 $664   Net loss less non - cash expenses $3,717 $2,429 $1,288   (EBITDA) Cash position $10,066 $17,461 - $7,395 § ¯ ¸